Annual Stockholders Meeting April 16, 2009 Please turn off cell phones and other electronic devices. Exhibit 99.1

April 16, 2009
FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance.
The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions’ ability to keep pace with technological changes.
Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’
business
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
The current stresses in the financial and real estate markets, including possible continued deterioration in property values
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as droughts and hurricanes.
In October of 2008, Congress enacted, and the President signed into law,  the Emergency Economic Stabilization Act of 2008 and on February 17, 2009 the American
Recovery and Reinvestment Act of 2009 was signed into law.  Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption
“Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

April 16, 2009 Company Profile Industry Overview Strength and Stability Business Performance Fact vs. Fiction

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
LA
AL
GA
FL

April 16, 2009
Source:  Based on June 30, 2008 FDIC Data obtained from SNL
State Dep. ($B) Mkt. Share Rank
AL $17.2 23% #1
TN 16.3 16 #1
FL 14.3 4 #4
MS 9.7 21 #1
LA 7.2 10 #3
GA 6.1 3 #6
AR 4.2 9 #2
TX 3.0 1 #17
IL 2.4 1 #24
MO 2.2 2 #9
IN 2.1 2 #9
Other 2.5 — —
Regions
Morgan Keegan
Insurance
Strong Southeastern Franchise

April 16, 2009
Revenue ($ in millions)
$624
$634
$694
$727
$810
$1,029
$1,300
$1,300
2001 2002 2003 2004 2005 2006 2007 2008
Profile
Over 1,100 financial advisors operating from over 330 offices
More than $63 billion in customer assets under management
Over $62 billion in trust assets under management
Expanded investment banking capabilities in 2008 through acquisitions of Revolution Partners and Burke
Capital Group
Recognition
10th largest municipal bond underwriter in the nation in 2008
Top underwriter of municipal bonds in the South Central U.S. for 16 consecutive years
Focus List of stocks ranked #1 for 5 year performance (2004-2008)
Ranked #1 underwriter of municipal bonds in the Southeast
Morgan Keegan is among the 15 largest broker/dealer firms in the US

REGIONS

Housing Units Sold in 000's
Median New Home Price
Δ
Δ
Δ
J07
F07
M07
A07
M07
J07
J07
A07
S07
O07
N07
D07
J08
F08
M08
A08
M08
J08
J08
A08
S08
O08
N08
D08
J09
F09

April 16, 2009
Source: US Census Bureau Reports
Real estate decline turns into a systemic financial
crisis
0
100
200
300
400
500
600
700
800
900
1000
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price
Sub-Prime
Crisis
Bear Stearns
Collapse
Bank Failures
Begin

REGIONS

LEHMAN BROTHERS

WACHOVIA

Goldman Sachs

WaMu

National City

Morgan Stanley

imb IndymacBank

AMERICAN EXPRESS

FannieMae

Freddie Mac

Merrill Lynch

April 16, 2009
Banking landscape permanently changed
Failed Firms “Assisted Deals” New Bank Holding Companies
• Placed into conservatorship
• Certain assets and liabilities
acquired by JP Morgan
• “Assisted” Deal with Citi
superseded by Wells Fargo
acquisition
• PNC acquires
• Merges with Bank of America
• First bank to fail 7/08

April 16, 2009
Dividend Actions – Industry-wide and beyond
16 of top 20 banks have cut their dividend in the last 12
months
Regions PNC
SunTrust State Street
US BanCorp Marshall & Ilsley
JPMorgan Chase Fifth Third
Wells Fargo Capital One
Bank of America Huntington
Citigroup KeyCorp
Zions Comerica
Non-bank Companies
General Electric Dow Chemical
Pfizer Harley Davidson

April 16, 2009 Strengthens capital and protects long-term value of our Company Preserves approximately $780 million per year in capital Dividend Reduction Preserves Capital

April 16, 2009
We have taken Substantial Steps to Reduce
Credit Risk
Sold Equifirst (subprime originations) in 1Q07
Ensured loan portfolio remains free of Structured Investment
Vehicles, non-traditional mortgages and Collateral Debt
Obligations
Reduced Commercial Real Estate exposure
Sold or moved to held for sale $1.6 billion in problem assets
Implemented a comprehensive Customer Assistance Program

REGIONS

HPI
2001Q1
2002Q1
2003Q1
2004Q1
2005Q1
2006Q1
2007Q1
2008Q1

April 16, 2009 Home Prices Fall in Florida; Remainder of Region’s Footprint Steady Source: OFHEO Index 150 200 250 300 350 400 450 500 Period FL Avg. Footprint Avg. Excluding FL

April 16, 2009
Maintaining focus through the cycle
Nature of problem credits has not changed –
continued focus on identification and resolution
Homebuilder, Condominiums and Home Equity
Other construction lending is performing
satisfactorily
Conservative, consistent loss reserve process
Thorough valuation review process
Emphasize markets of concern

April 16, 2009 Troubled Asset Relief Program (TARP) Participation strongly encouraged by U.S. Treasury “Well Capitalized” before government investment High-cost capital Repayment as soon as possible

April 16, 2009
Positive business results in key areas
Significant customer deposit growth - momentum
extending into 2009
Record new account openings driven by LifeGreen®
accounts
Record mortgage application volume
High customer retention
Service quality

April 16, 2009 Focusing on the facts will help rebuild consumer confidence All banks are not the same TARP is not a bailout Banks are lending Banks are helping struggling home owners

April 16, 2009
Focused on what we can control in our business
Operate with a Clear Purpose
Continue Being a Safe Harbor for Customer Deposits
Focus on the Fundamentals of our Business
Do What is Right for Customers and Communities